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                                                              Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


         We consent to the incorporation by reference in this Annual Report on Form 10-K of Allegheny and Western Railway Company of our report dated January 28, 1994, with respect to the consolidated financial statements of CSX Transportation, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.




                                        /s/ ERNST & YOUNG
Richmond, Virginia                      ------------------------
March 24, 1994                          Ernst & Young



































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